UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 22, 2010

Commission file number 333-113658

Sensus (Bermuda 2) Ltd.		Sensus USA Inc.
(Exact name of registrant as specified in its charter)		(Exact name of registrant as specified in its charter)

Bermuda	98-0413362	Delaware	51-0338883
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)	(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

8601 Six Forks Road, Suite 700, Raleigh, North Carolina 27615

(Address of principal executive offices) (Zip Code)

(919) 845-4000

(Registrants’ telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 22, 2010, the Compensation Committee of the Board of Directors of Sensus Metering Systems (Bermuda 2) Ltd. (the “Company”) approved the following awards to Messrs. Louis D’Ambrosio and Eugene R. McGrath as additional compensation for their respective appointments to the Strategic Planning Committee of the Board of Directors of the Company: (i) Mr. D’Ambrosio was granted an additional annual retainer of $50,000 and an additional grant of options in the amount of 50,000 shares of Class B common stock of Sensus (Bermuda 1) Ltd. (“Bermuda 1”) and (ii) Mr. McGrath was granted an additional annual retainer of $20,000 and an additional grant of options in the amount of 20,000 shares of Class B common stock of Bermuda 1.

The options are service time vested over five years from the date of the grants, provided that no vesting occurs prior to the second anniversary of the date of the grants. In addition, the vesting of the options may accelerate upon the occurrence of certain stated liquidity events. The options have an exercise price of $7.50 per share. The grants were made in accordance with and subject to the terms and conditions of the Sensus Metering Systems 2007 Stock Option Plan (the “Option Plan”). The Company expects to enter into option agreements with Messrs. D’Ambrosio and McGrath substantially in the form of the Company’s Notice of Stock Option Grant for Non-Employee Directors and Nonqualified Stock Option Agreement for Non-Employee Directors (together, the “Option Agreement”). A copy of the Option Plan was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K dated October 21, 2009 (filed on October 27, 2009) and is incorporated herein by reference. A copy of the Option Agreement was filed as Exhibit 10.34 to the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2010 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Sensus Metering Systems 2007 Stock Option Plan (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K dated October 21, 2009 (filed on October 27, 2009)).

10.2	Sensus Metering Systems Form of Nonqualified Stock Option Grant for Non-Employee Directors (incorporated by reference to Exhibit 10.34 to the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2010).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENSUS (BERMUDA 2) LTD.

Dated: July 22, 2010	By:	/s/ Peter Mainz
	Name:	Peter Mainz
	Title:	Chief Executive Officer & President

SENSUS USA INC.

Dated: July 22, 2010	By:	/s/ Peter Mainz
	Name:	Peter Mainz
	Title:	Chief Executive Officer & President